Exhibit 10.92

Caesars Entertainment Corporation

One Caesars Palace Drive

Las Vegas, NV 89109

                    , 2012

Re: Acknowledgement

Ladies and Gentlemen:

Reference is made to that certain Services Agreement, dated as of January 28, 2008 (the “Agreement”), among Caesars Entertainment Corporation (formerly known as Harrah’s Entertainment, Inc.) (the “Company”), Apollo Management VI, L.P., on behalf of its affiliated investment funds (“Apollo Management”), Apollo Alternative Assets, L.P. (“Apollo Alternative,” and, together with Apollo Management, “Apollo”) and TPG Capital, L.P. (“TPG,” and, together with Apollo, the “Managers”). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement. Section references used herein refer to the respective sections of the Agreement.

Pursuant to Section 4, the Agreement is subject to automatic termination immediately prior to the consummation of an Initial Public Offering (as defined in that certain Stockholders’ Agreement, dated as of January 28, 2008, among the Company and the stockholders of the Company party thereto (the “Stockholders’ Agreement”)) (among other circumstances), and, upon and in consideration of such termination, the Company is required to pay to the Managers a lump-sum amount equal to the net present value of the remaining Transaction Fee, Monitoring Fee, Subsequent Fee or any other fees pursuant to the Agreement owing and payable by the Company to the Managers from the date of such Initial Public Offering until the expiration of the term of the Agreement, as further set forth in the Agreement (the “Termination Fee”).

The Company and the Managers acknowledge and agree that (i) in connection with the underwritten public offering and sale of common stock pursuant to the Registration Statement on Form S-1 originally filed by the Company with the U.S. Securities and Exchange Commission on November 15, 2011 (as may be amended from time to time) (the “First IPO”), the definition of “Initial Public Offering” contained in the Stockholders’ Agreement will be amended (with the consent of certain affiliates of each Manager) such that the First IPO will not constitute an “Initial Public Offering” under the Stockholders’ Agreement and (ii) as a result, the First IPO will not constitute an “Initial Public Offering” under the Stockholders’ Agreement for purposes of the Services Agreement, and shall not trigger the termination of the Services Agreement or cause the Termination Fee to be owing and payable to the Managers. For the avoidance of doubt, (x) all rights and obligations pursuant to the Services Agreement shall continue in force and effect in accordance with their terms and (y) without limitation to any other provision of the Services Agreement, upon the occurrence of an Initial Public Offering subsequent to the First IPO, the Termination Fee shall be owing and payable to the Managers as set forth in Section 4 of the Services Agreement.

This letter agreement may be executed in any number of counterparts (including facsimile signatures and signatures sent in PDF format via electronic mail), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This letter agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This letter agreement and the Agreement set forth the entire understanding and agreement among the parties hereto as to the subject matter hereof and thereof.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof that would result in the application of the laws of any other jurisdiction. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN CONNECTION WITH ANY MATTER RELATED TO THIS LETTER AGREEMENT.

* * * * *

Very truly yours,

APOLLO MANAGEMENT VI, L.P.

By:	Apollo Advisors VI, L.P., its general partner

By:	Apollo Capital Management VI, LLC, its general partner

By:
Name:
Title:

APOLLO ALTERNATIVE ASSETS, L.P.

By:
Name:
Title:

TPG CAPITAL, L.P.

By:
Name:
Title:

Acknowledged and agreed, as of the date first above written:

CAESARS ENTERTAINMENT CORPORATION

By:
Name:
Title:

[Signature Page to Fee Waiver]